ALOPEXX, INC. S-1/A

Exhibit 10.8

AMENDMENT No. 1 to

COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the COLLABORATION AND LICENSE Agreement (“Amendment No. l”) is effective as of December 27, 2024 (“Amendment No. 1 Effective Date”) by and between Alopexx, Inc, a Delaware company, having an address of 186 Alewife Brook Parkway #1068, Cambridge, MA 02138, USA (together with its Affiliates, subsidiaries, successors and permitted assigns, “Alopexx”), and Biotech Consortia, Inc., a Bahamas international business company, having a registered office address at Trident Trust Company (Bahamas) Ltd, 1st Floor, Building A, Caves Corporate Center, Blake Road and West Bay Street, PO Box N-3944, Nassau, Bahamas (together with its Affiliates, subsidiaries, successors and permitted assigns, “BCI”). BCI and Alopexx may be referred to each individually as a “PARTY” or together collectively as the “PARTIES.”

RECITALS

WHEREAS, the PARTIES have executed a COLLABORATION AND LICENSE AGREEMENT which has an effective date of September 05, 2024; and

WHEREAS, the PARTIES have executed a STOCK PURCHASE AGREEMENT which has an effective data of December 26, 2024; and

WHEREAS, the PARTIES now desire to further amend the Collaboration and License Agreement in order to be consistent with the STOCK PURCHASE AGREEMENT.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

1.	Section 8.2 of the COLLABORATION AND LICENSE AGREEMENT will be revised to read as follows:

Equity Investment. BCI shall invest in Alopexx US$1.5 million. BCI shall make such investment in connection with an alternative Alopexx funding event, in such event to be made consistent with independent valuation criteria as and then generally applicable to investment in Alopexx.

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IN WITNESS WHEREOF, the PARTIES hereto have duly executed and delivered this Amendment No. 1 to be effective as of the Amendment No. 1 Effective Date as evidenced by the signatures of their authorized representatives below.

COMPANY:

ALOPEXX, INC.

By: Daniel R. Vlock

Name:	Daniel R. Vlock, MD
Title:	Chief Executive Officer

Address:	186 Alewife Brook Parkway #1068

Cambridge, Massachusetts 02138 USA

Email:

IN WITNESS WHEREOF, the parties have executed this Stock Purchase Agreement as of the date first written above.

PURCHASER:

BIOTECH CONSORTIA, INC.

By: Aria K Bhooma

Name: Aria K. Bhooma

Title:

Authorized Signatory

Address: